Exhibit 12.2
CERTIFICATION
I, Brett Farmer, certify that:
1.	I have reviewed this amended annual report on Form 20-F/A of Metal Storm Limited;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Metal Storm as of, and for, the periods presented in this report;

4.	Metal Storm’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Metal Storm and have:
a)	Designed such disclosure controls and procedures and internal control over financial reporting, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Evaluated the effectiveness of Metal Storm’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	Disclosed in this report any change in Metal Storm’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, Metal Storm’s internal control over financial reporting; and
5.	Metal Storm’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Metal Storm’s auditors and the audit committee of Metal Storm’s board of directors (or persons performing the equivalent function):
a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Metal Storm’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Metal Storm’s internal control over financial reporting.
Date: January 29, 2008

By:
Name:	Brett Farmer
Title:	Chief Financial Officer